Rule 497(e)

File Nos. 033-82610 and 811-03249

MAXIM SERIES ACCOUNT

MAXIMUM VALUE PLAN

An individual flexible premium deferred variable annuity contract

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated May 17, 2019

to the Prospectus dated May 1, 2013

This Supplement amends certain information contained in the Prospectus dated May 1, 2013.

Sale of Business:

On January 24, 2019, Great-West Life & Annuity Insurance Company (“Great-West”) announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this contract. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective will agree to provide administration for this contract in accordance with their terms and conditions. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033, or write to

Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.